UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

BULLFROG AI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41600	84-4786155
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Ellington Blvd, Unit 317 Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 658-6710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BFRG	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Tradeable Warrants	BFRGW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 20, 2024, Bullfrog AI Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of July 29, 2024, there were 7,850,550 shares of Common Stock issued and outstanding and entitled to vote.

At the Annual Meeting, 4,947,894 shares of Common Stock, representing approximately 63.02% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for stockholder vote at the Annual Meeting, each of which received sufficient votes to pass.

1.	Election of Directors. The stockholders voted to elect the following individuals to serve as directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified. The final results of the vote for the election of each director nominee are set forth below:

Director Nominee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
William Enright	2,919,589	-	21,620	2,006,685
Jason D. Hanson	2,910,395	-	30,814	2,006,685
R. Donald Elsey	2,924,620	-	16,589	2,006,685
Vininder Singh	2,924,381	-	16,828	2,006,685

The four nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors have been duly elected and qualified.

2.	Ratification of the appointment of our Independent Registered Public Accounting Firm. The stockholders ratified the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the voting results set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,784,257	103,756	59,881	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bullfrog AI Holdings, Inc.

Dated: September 25, 2024
	By:	/s/ Vininder Singh
	Name:	Vininder Singh
	Title:	Chief Executive Officer

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